                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 8, 2004

                            GATEWAY INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                            0-13803              33-0637631
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(State or Other Jurisdiction            (Commission          (IRS Employer
 of Incorporation)                      File Number)         Identification No.)

    590 Madison Avenue, 32nd Floor, New York, NY                 10022
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    (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (212) 758-3232
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events and Required FD Disclosure.
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            On January 8, 2004, Gateway Industries,  Inc. (the "Company") issued a press release  announcing  its intention to file a Form 15 with the Securities and  Exchange  Commission  to  de-register  its  common  stock and  suspend  its reporting  obligations  under the  Securities  Exchange Act of 1934. The Company also announced that effective January 30, 2004, Maritza Ramirez will resign from her  position  as  Chief  Financial  Officer  of the  Company  to  pursue  other interests. The press release is filed as an exhibit to this Form 8-K.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)    Exhibits

            Exhibit No.      Exhibit
            -----------      -------

            99.1             Press Release dated January 8, 2004.

                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GATEWAY INDUSTRIES, INC.

Dated: January 8, 2004                   By: /s/ James R. Henderson
                                             -----------------------------------
                                             Name:  James R. Henderson
                                             Title: President